cytocom Inc.

Developing a new generation of therapeutics delivering immune homeostasis across a broad range of indications in cancer and autoimmune diseases



Presentation by:
Michael K. Handley
President & CEO
Cytocom, Inc.

H.C. WAINWRIGHT BIOCONNECT 2021 CONFERENCE
January 11-14, 2021
VIRTUAL CONFERENCE

Legal Disclaimer

Management believes the material contained within this presentation is an accurate description of corporate, scientific and market facts; some disclosure includes forward-looking statements that may or may not come true. As such, the viewer acknowledges that this presentation is not to be used solely for investment consideration or for suitability as an investment. Parties that seek to make investments in clinical stage biopharmaceutical firms should request a formal Offering Memorandum from Cytocom's management that identifies real and potential risk associated with early stage companies and includes more detailed information about the company.

Additional Information and Where to Find It
Cleveland BioLabs, Inc. ("CBLI") plans to file a Registration Statement on Form S-4 containing a proxy statement/prospectus of CBLI and other documents concerning the proposed merger between the Company and CBLI with the SEC. Before making any voting decision, CBLI's stockholders are urged to read the proxy statement/prospectus in its entirety when it becomes available and any other documents filed by the company with the SEC in connection with the proposed merger or incorporated by reference therein because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and stockholders will be able to obtain a free copy of the proxy statement/prospectus (when it becomes available) and other documents containing important information about the Company and CBLI, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. CBLI also makes available free of charge at www.cbiolabs.com (in the "Investors" section), copies of materials that CBLI files with, or furnishes to, the SEC.

Participants in the Solicitation
This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company and CBLI, and each of their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of CBLI in connection with the proposed merger. Security holders may obtain information regarding the names, affiliations and interests of CBLI's directors and officers in CBLI's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on April 15, 2020, and Amendment No. 1 to its Annual Report on Form 10-K, which was filed with the SEC on April 29, 2020. To the extent the holdings of CBLI's securities by CBLI's directors and executive officers have changed from the amounts set forth in CBLI's amended Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger will be included in the proxy statement/prospectus relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC's website at www.sec.gov and CBLIs website at www.cbiolabs.com.

Cytocom, Inc. – A Multi-faceted Growth Opportunity

Cytocom Foundation

- Clinical-stage biopharma company
- Novel immune modulating therapies
- Strategy focused on immune homeostasis
- Spun off from Immune Therapeutics in late 2014

AIMS™ Platform

- Simultaneously targets multiple biological pathways to create therapies with greater efficacy and decreased toxicity
- Potential across several target diseases, including Crohn's disease, fibromyalgia and multiple sclerosis, as well as HIV, H1N1, COVID-19, and pancreatic, thyroid and hepatocellular cancers



Cleveland Biolabs (Nasdaq: CBLI)

- Merger agreement announced Oct. 20, 2020
- Cytocom will assume leadership of NASDAQ company
- Integrates TLR5 technology into AIMS Platform
- Both companies focused on immune system restoration and homeostasis

ImQuest Life Sciences, Inc.

- Acquisition announced July 20, 2020
- ImQuest Pharmaceuticals, drug development arm of ImQuest Life Sciences, expected to be merged into Cytocom's drug development operations
- ImQuest BioSciences, a CRO, to operate as separate wholly-owned subsidiary
- Strengthens Cytocom's pipeline, while adding revenue-generating operations and scientific assets

Leadership



Mike K. Handley – President, CEO & Director
Successful pharmaceutical executive with experience working at Amgen, Genentech, Novartis and PwC with over 17 products commercialized and two successful exits that resulted in $1.2B. Raised in excess of $400MM in capital from public and private sources.



Taunia Markvicka, PharmD, MBA - COO
Taunia has over 25 years of pharmaceutical experience from regulatory/clinical to new product planning and commercialization. Successful IPO/commercialization of more than 10 specialty products.



Peter Aronstam – CFO & Director
Peter has more than 30 years of experience in accounting, finance, banking, international trade, and law. Mr. Aronstam has advised and/or served as CFO in both publicly held and privately owned businesses since 1978.



Robert Wilson – VP Business Intelligence & Strategy
Mr. Wilson has spent more than 25 years building and launching companies. Robert is experienced is assessing business situations, conducting research, creating strategic plans, recommending solutions to management, monitoring competitors, and measuring the results of marketing strategies.



Clifford Selsky, M.D., Ph.D. - CMO
Dr. Selsky has been a practicing pediatrician in Central Florida for the past twenty years. He is the founder of the Children's Center for Cancer and Blood Disease at Florida Hospital cancer institute. Dr. Selsky is board certified in Pediatrics, Pediatric hematology and oncology and Palliative medicine.



Ann Hards, Ph.D. – EVP Regulatory Affairs
"Dr. Hards has over 30 years of pharmaceutical experience and has been responsible for several approved NDAs and efficacy supplements including Lipitor®, Plavix® and Avapro®. Dr. Hards holds a Bachelor of Science degree in Agriculture from Purdue University and a Ph.D. in Biophysics and Genetics from the University of Colorado Health Sciences Center.



Robert W. Buckheit, Jr., Ph.D. - CTO
Robert received a B.S. in Biology from Lehigh University , a Ph.D. in Microbiology and Immunology, and postdoctoral fellowship at The University of North Carolina at Chapel Hill.



Yakov Kogan, Ph.D., MBA - SVP Strategy & Alliance
Yakov has a Ph.D. in molecular biology, MBA in Finance and has more than 19 years in business development. Yakov served as the former CEO of Cleveland Biolabs (NASDAQ: CBLI)

cytocom

The Problem:

- Single-target drugs can be inadequate at achieving therapeutic effect in complex pathologies
- Multifactorial processes involve multiple signaling pathways & dysregulation
- Many diseases require modulation of multiple biological targets

The Solution: A.I.M.S. Advanced Immunotherapy Multi-receptor System

- Develop combinations of agents providing innate and adaptive immune homeostasis across a broad range of indications
- Advanced diagnostics and assay technologies reveal simultaneous target engagement and synergistic effects of multitarget modulation
- Target the replacement of complex toxic drug cocktails potentially resulting in reduced treatment complexity, drug side effects, pharmacokinetic complexity, reduced drug–drug interactions and improved compliance
- Develop precision multi-targeting and modulation allowing for lower drug dosage, potentially reducing side effects
- Multi-target single-drug platform has the potential for less development costs
- **Aim:** to restore the physiological balance of ***Immune Homeostasis***

Moving Beyond the Classic Paradigm of One Target One Drug

AIMS: develop multi-target therapies delivering immune homeostasis and a reduction in off-target mechanisms


AIMS
Multi-receptor Immune-therapy System
CYTO200 • CYTO400
Multi-target combination AIMS therapy
Improve Targeting
Multi-target AIMS single drug
Entolimod, CYTO-201
Drug-Target Network
Target-Pathway Network
Disease-Gene Network
Protein-Protein Interaction Network
Dry Lab Computational Methods & Analysis
Reduce/Eliminate Off-target
Wet Lab Methods & Analysis
Novel Drug Discovery
A.I.M.S.

cytocom

AIMS™ Platform: Therapies Delivering Immune Homeostasis

Advanced Immunotherapy Multi-receptor System



Th1
Th2
Autoimmune
Th1
Th2
Cancer
Th1
Th2

AIMS™ Targeted Modulation Leading to Homeostasis

AIMS™ 200 | AIMS™ 400

cytocom

Cytocom, Inc. Pipeline

AIMS™ Programs	Designation	Indication	Route of Administration	Discovery	Lead Optimization	Pre-Clinical	Phase 1	Phase 2	Phase 3	NDA
CYTO-200 Program Noroxymorphone analogs multi-receptor modulating therapies	CYTO-201	CROHNS	Oral	Phase 3 Ready						
	CYTO-202	FIBROMYALGIA	Oral	Phase 3 Ready						
	CYTO-203	MS	Oral	Phase 3 Ready						
	CYTO-205	COVID	Oral	Phase 2 Ready						
CYTO-400 Program Proenkephalin analogs multi-receptor modulating therapies	CYTO-401	Pancreatic	IV	Phase 2b/3 Ready						
	CYTO-402	Hepatocellular	IV	Phase 2 Ready						

Crohn's Opportunity – CYTO-201

Position: Oral therapy with long-term safety at low doses for early intervention to maintain prolonged remission through mucosal healing leading to improved outcomes

- Phase 2 study supporting proof of concept and safety
- Phase 2 study with remission in 67% and 43% true mucosal healing with endoscopies
- No serious adverse events
- Orphan drug designation
- Immunomodulatory vs. Immunosuppression



Sequential Therapies for CD
Disease Severity at Presentation
Severe
Moderate
Mild
CYTO-201
Enhance Remission
Cyclosporine
Colectomy
Anti-TNF +/- IS
Anti-Integrin +/- IS
Anti-TNF +/- IS
Anti-Integrin +/- IS
Aminosalicylate/
Thiopurine
Corticosteroid
Aminosalicylate
Oral/Topical/
Combo
Aminosalicylate
Oral/Topical/
Combo
Induction
Maintenance
Therapy is stepped up according to severity at presentation or failure at prior step.

Pancreatic Cancer Opportunity – CYTO-401

Position: IV therapy with long-term safety & potential to improve the clinical benefit and prolong survival by stabilizing disease or slowing progression

- Phase 2 study supporting proof of concept and safety
- IND Number 50,987 Phase 2b/3 Ready Trial expected to launch first half 2021
- *Clinical benefit response was experienced by 53% of OGF-treated patients compared to historical controls of 23.8% and 4.8% for gemcitabine and 5-fluorouracil (5-FU), respectively
- Potential to improve the clinical benefit and prolong survival by stabilizing disease or slowing progression



OGF
Hospice
Survival probability
1.0
0.8
0.6
0.4
0.2
0.0
0
100
200
300
400
Survival time (days)

Survival of advanced pancreatic cancer is improved compared to untreated controls. A) Opioid growth factor (OGF)-treated patients survived for 209% longer than untreated controls. B) Survival of OGF-treated subjects over time compared to control subjects using the Kaplan–Meier curve. The OGF-treated group differed significantly from controls at p [illegible] 0.001.
Notes: Data represent means ± standard error of mean. ***Significantly different from hospice controls, p [illegible] 0.001.

*Open Access J Clin Trials. 2010 Mar 1;2010(2):37-48. doi: 10.2147/oajct.s8270. Opioid growth factor improves clinical benefit and survival in patients with advanced pancreatic cancer

cytocom

Primary Market Opportunities

Crohn's Disease
US = 1,229,250
The Global Crohn's disease drugs market is expected to exceed more than US $12.6B by 2024

Fibromyalgia
US = 5,123,764
The global market for fibromyalgia therapeutics is projected to reach US $1.8B by 2022

HCC
US = 32.398
259,561 case in 8MM. The global HCC market is expected to grow from $680m in 2020 to approximately $1B in 2025



Multiple Sclerosis
US = 777,856
The global MS market was valued at $25B in 2019 and is projected to reach $40B by 2027

Influenza
US = 45,000,000
the global influenza treatment industry is projected to hit $1.22B by 2026, growing at a CAGR of 4.5% from 2019 to 2026.

Pancreatic Cancer
US = 49,424
It is projected that the global pancreatic cancer therapy market is expected to reach approximately $ 3.4B in 2025 from $ 2.4B in 2020.

COVID-19
US = 3 Million+
Current therapy market size is expected to reach $27.27 billion in 2023 at a CAGR of 18.2%.

HIV
Africa = 23,800,000
The global HIV drugs market size is expected to surpass US $30 billion by 2025.



Cleveland BioLabs

Merger Opportunity

Cleveland Biolabs (NASDAQ: CBLI) - Current State

- Public biotech with synergistic immune homeostasis assets and late-stage acute radiation syndrome ("ARS") therapy
- Seeking the ability to rapidly move forward with ARS authorization (pre-EUA)
- Requires necessary infrastructure to complete valuable near-term milestones
- A revitalized clinical program could increase shareholder value
- Needs improved milestone accomplishment, news flow, and market engagement

Cleveland BioLabs INCURON Genome Protection

CBLI Opportunity Overview

Assets:

- 25+ patents
- Clinical stage TLR5 agonist

Partner:

- RTL1 and ENL1 inhibitors
- Adaptive T-cell therapy
- Proprietary Immunodiagnostics
- Early phase solid tumor and hematological treatments

Synergies:

- Both companies are focused on immune homeostasis
- Forefront of multi-receptor polypharmacology platforms
- T-Cell stimulation
- Vaccine adjuvants
- Near term lead candidates
- Potential combination therapies

CBLI + Cytocom Post Merger Potential

- CBLI merger closing expected Q2 2021
- ImQuest acquisition finalized expected Q1 2021

CBLI+CYTOCOM

ImQuest Life Sciences, LLC
(Wholly Owned Subsidiary)

ImQuest Biosciences(CRO)
(Wholly Owned Subsidiary)

Incuron, LLC
(2% Royalty Curaxin CBL0137)

Genome Protection, Inc. (50%)
(Exclusive license to GP532 (entolimod variant) for genome damage and aging)

Panacela Labs, LLC (67.57%)
(Exclusive worldwide right to Mobilan - recombinant non-replicating adenovirus that directs expression of TLR5 and its agonistic ligand)

ImQuest Biosciences


Viro
SENS
Micro
SENS
Toxi
SENS
Pharma
SENS
Prev
SENS
FEM
SENS
Onco
SENS
Efficacy
Toxicity
Pharmaceutics
ImQuest
SUCCESS

Provides expert services to evaluate the potential of novel pharmaceutical products for the treatment and prevention of viruses, bacteria, cancer and inflammatory diseases. These preclinical research services are part of the ImQuestSUCCESS Platform

- Viro***SENS***
  Antiviral drug testing services.
- Micro***SENS***
  In vitro, ex vivo and in vivo animal model efficacy, toxicity and mechanism of action evaluations.
- Toxi***SENS***
  Toxicology services quantify the toxicity and off-target effects of potential drug products through a variety of in vitro and ex vivo assays utilizing cell lines and primary cells.
- Pharma***SENS***
  Integrated medicinal chemistry, LC-MS analytical and bioanalytical chemistry and NMR services enable the rapid development of safe, effective, and successful pharmaceutical products.
- Prev***SENS***
  Topical microbicide development and discovery research assess agent activity, defines the mechanism of action, and quantifies the toxicity against cells, tissues and organisms.
- Fem***SENS***
  An extension of our infectious disease, cancer and prevention programs specific to the needs of women's health
- Onco***SENS***
  Facilitates the development of novel agents using our cell-based anti-cancer screening program.

Anticipated Milestones: 6-Month Outlook

Pipeline

AIMS Platform

Cleveland Biolabs

Q1 2021

- CYTO-101 500k manufacturing
- COVID-19 Phase 2 study initiation
- FDA meeting to finalize Phase 3 program

Q2 2021

- Close CBLI merger
- Pancreatic cancer Phase 3 study initiation

Intellectual Property

- Combined company represents 30+ patents surrounding multi-receptor combinations of immune modulatory agents
- Cytocom intends to file for additional patent protections surrounding expanded AIMS platforms strengthening our position in immune homeostasis

December 2020 History Snapshot

- Spin off from Immune Therapeutics in late 2014
- 15 patents
- Approach to drug development uses immune modulation as a cornerstone
- AIMS™ Platform: Advanced Immunotherapy Multi-receptor Platform
- July 2020 Agreement to Acquire ImQuest Biosciences

- Merger Signing with Cleveland BioLabs (NASDAQ: CBLI)
- Research coalition with a top immunology research organization
  - Define additional MOAs of platform
- Breaks current one-process/one-drug
- Treat multiple diseases with platform

Thank You

Michael K. Handley: CEO

+1-888-629-4155

info@cytocom.com

www.cytocom.com